UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2012

Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

910 East Hamilton Avenue
Campbell, California 95008
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 558-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01 Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

Item 1.01 Entry into a Material Definitive Agreement.

AGREEMENT, WAIVER & CONSENT RELATING TO REDEMPTION OF SERIES B PREFERRED STOCK

On March 23, Move, Inc. (the “ Company ”) and both Elevation Partners, L.P. and Elevation Side Fund, LLC (together, “Elevation”) entered into an agreement (the “Agreement, Waiver & Consent”) providing for certain waivers and other agreements pertaining to the Stockholders Agreement between the Company and Elevation dated November 29, 2005 (the “Stockholders Agreement”) and the Certificate of Designation of Series B Convertible Participating Preferred Stock dated November 29, 2005 (the “Certificate of Designation”) and also pertaining to a notification (“Notice”) given by the Company to Elevation, the sole holder of the Company’s outstanding Series B Preferred Stock, on March 21, 2012, of the Company’s decision, pursuant to the Certificate of Designation, to redeem all of the outstanding shares of the Company’s Series B Preferred Stock (the “Redemption”). The Stockholders Agreement and Certificate of Designation are listed in the Company’s annual report on Form 10-K for the 2009 fiscal year (filed on March 5, 2010), as Exhibits 10.56 and 3.01.2, respectively, of Item 15 – Exhibits and Financial Statement Schedules.

     The Agreement, Waiver & Consent provides for certain procedural waivers by Elevation and other related understandings between the parties in facilitation of the Redemption. Pursuant to the Redemption transaction, the Company will redeem from Elevation all the outstanding shares of the Company’s Series B Preferred stock (i.e., 49,044.05 shares), at a total redemption price of $49,044,050. The Redemption will be effective, and the redemption price paid to Elevation, on April 6, 2012. The foregoing summary is qualified in its entirety by the full text of the Agreement, Waiver & Consent attached as Exhibit 10.1 to this current report, which is part of the Notice document also included.

     Previously -- on February 22, 2011, and as reported by the Company in its Current Report on Form 8-K filed on February 28, 2011 -- the Company had consummated a partial redemption of the then outstanding shares of the Company’s Series B Preferred Stock, amounting to a redemption of 70,000 of such then-outstanding shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2012, consistent with the Company’s determination to effect the Redemption and in accordance with the Stockholders Agreement, Fred D. Anderson, Elevation’s representative on the Company’s Board of Directors, informed the Company’s Board he would resign from the Board effective on the consummation of the Redemption.

In addition, on March 21, 2012, Roger B. McNamee, another of the Company’s current Board members and a Managing Director of Elevation, informed the Board that he would not be standing for re-election at the Company’s 2012 annual meeting of shareholders (currently scheduled for June 13, 2012).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Agreement, Waiver & Consent entered into March 23, 2012, between Move, Inc. and both Elevation Partners, L.P. and Elevation Side Fund, LLC, including Notice of Redemption dated March 21, 2012.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: March 26, 2012
	By:	/s/ James S. Caulfield
James S. Caulfield

Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Agreement, Waiver & Consent entered into March 23, 2012, between Move, Inc. and both Elevation Partners, L.P. and Elevation Side Fund, LLC, including Notice of Redemption dated March 21, 2012.